                                                                    EXHIBIT 99.1

                                  PRESS RELEASE



FOR IMMEDIATE RELEASE -- May 2, 2006 (10:00 a.m. Central Time)

CAPITAL BANCORP, INC.
1820 WEST END AVENUE
NASHVILLE, TENNESSEE 37203

Contact: Sally P. Kimble, Executive Vice President and Chief Financial Officer (615.565.8645)

                  CAPITAL BANCORP, INC., NASHVILLE, TENNESSEE,
                 ANNOUNCES FIRST QUARTER 2006 EARNINGS INCREASE

Nashville, Tennessee, May 2, 2006 - Capital Bancorp, Inc. today issued the following statement:

Capital Bancorp, Inc. reported consolidated earnings and financial highlights for the quarter ended March 31, 2006. Capital Bancorp, Inc. is the parent company of Capital Bank & Trust Company. These results included:

Net income for the first quarter of 2006 was $982,000, or $0.28 basic earnings per common share, up 21.1% from $811,000, or $0.23 basic earnings per common share, for the same period in 2005. The earnings increase is primarily attributable to increased interest income due to increased loan volume during the period.

The Company continues to report growth based on the increase in loans and deposits at its subsidiary, Capital Bank & Trust Company. Total assets have increased $11.4 million, or 2.4%, from $473.9 million at December 31, 2005, to $485.3 million at March 31, 2006. Loans, net of allowance for possible loan losses and unearned interest and fees, increased $18.5 million, or about 4.8%, during the first quarter of 2006, ending the period at $403.6 million. Total deposits increased $9.5 million, or 2.5%, to $388.2 million during the same period.

In commenting on the Company's first quarter performance, R. Rick Hart, Chairman, President and CEO, said: "Our results for the first quarter of 2006 have been outstanding. We are experiencing solid growth, thereby allowing us to exceed our expectations. We have accomplished these results by having a tremendously talented group of dedicated professionals committed to building Capital Bank & Trust soundly."

Included with this press release is a copy of the Company's unaudited balance sheet and income statement for the periods indicated. This unaudited information should be read in conjunction with the notes to the consolidated financial statements presented in the Company's December 31, 2005 Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 31, 2006.

Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. The following important factors affect the future results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements: Changes in interest rates, further declines or upward trends in the local, regional, state and national economies, as well as the effects of future government fiscal and monetary policies, and the Bank's ability to attract stable low-cost deposits and to make quality and profitable loans, among other things, are all factors that can have a material impact on the Company's ability to achieve favorable results. To these must be added other risks previously and hereafter identified from time to time in the Company's reports to the Securities and Exchange Commission and in public announcements. In addition, all numbers are unaudited and quarterly results are subject to adjustment in the ordinary course of business. The Company undertakes no obligation to correct or update this information.

Capital Bancorp, Inc. is a registered bank holding company headquartered in Nashville, Tennessee. It offers extensive and service-intensive financial products and services through its subsidiary Capital Bank & Trust Company, which operates six full-service banking offices in Davidson and Sumner Counties, in Tennessee, including West End, Downtown, Green Hills, Goodlettsville, Hendersonville, and Hermitage. Capital Bank & Trust Company also operates a loan production office in Brentwood, Tennessee. For additional information about the Company and the Bank, please visit the Bank's website at www.capitalbk.com.


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                           CONSOLIDATED BALANCE SHEETS

                      MARCH 31, 2006 AND DECEMBER 31, 2005

                                   (UNAUDITED)

                                                                                (In Thousands)
                                                                          ---------------------------
                                                                           MARCH 31,     DECEMBER 31,
                                                                            2006            2005
                                ASSETS
                                ------

Loans, net of allowance for possible loan losses of $4,966,000
   and $4,604,000 respectively                                            $ 403,587        385,098
Securities available-for-sale, at market (amortized cost $57,793,000
   and $58,156,000 respectively)                                             56,505         57,040
Loans held for sale                                                             851          1,940
Interest-bearing deposits in financial institutions                             196          1,388
Federal funds sold                                                               25             25
Restricted equity securities                                                  2,823          2,795
                                                                          ---------       --------
                  Total earning assets                                      463,987        448,286
                                                                          ---------       --------

Cash and due from banks                                                       6,247          9,634
Premises and equipment, net of accumulated depreciation                       5,167          5,200
Cash surrender value of life insurance                                        4,813          4,773
Accrued interest receivable                                                   2,096          2,142
Deferred income taxes                                                         2,196          2,125
Investment in non-consolidated variable interest entity                         372            372
Other assets                                                                    435          1,362
                                                                          ---------       --------

                  Total assets                                            $ 485,313        473,894
                                                                          =========       ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
                 ------------------------------------
Deposits                                                                  $ 388,182        378,670
Securities sold under repurchase agreements                                   2,821          3,925
Accrued interest and other liabilities                                        3,201          3,454
Advances from Federal Home Loan Bank                                         48,943         46,861
Junior subordinated debentures                                               12,372         12,372
                                                                          ---------       --------
                  Total liabilities                                       $ 455,519        445,282
                                                                          ---------       --------

Stockholders' equity:
   Preferred stock, no par value, authorized 20,000,000 shares,
     no shares issued                                                             0              0
   Common stock, no par value, authorized 20,000,000 shares,
     3,530,327 and 3,482,495 shares issued and outstanding,
     Respectively                                                            14,639         14,347
   Additional Paid In Capital                                                    14              0
   Retained earnings                                                         15,936         14,954
   Net unrealized gains (losses) on available-for-sale securities,
     net of taxes of 493,000 and $427,000 respectively                         (795)          (689)
                                                                          ---------       --------
                  Total stockholders' equity                                 29,794         28,612
                                                                          ---------       --------

COMMITMENTS AND CONTINGENCIES

                  Total liabilities and stockholders' equity              $ 485,313        473,894
                                                                          =========       ========

                      CONSOLIDATED STATEMENTS OF EARNINGS

                   THREE MONTHS ENDED MARCH 31, 2006 AND 2005

                                   (UNAUDITED)

                                                                   THREE MONTHS ENDED
                                                                       MARCH 31
                                                                -------------------------
                                                                  2006            2005
                                                                     (In Thousands
                                                                Except Per Share Amounts)
Interest income:
   Interest and fees on loans                                   $    7,677          4,965
   Interest and dividends on securities:
     Taxable securities                                                472            500
     Exempt from Federal income taxes                                  101             74
   Interest on loans held for sale                                      25             15
   Interest on interest-bearing deposits in financial
     Institutions                                                        6              1
   Interest and dividends on restricted equity securities               30             22
   Interest on trust preferred securities                                5              0
                                                                ----------      ---------
              Total interest income                                  8,316          5,577
                                                                ----------      ---------
Interest expense:
   Interest on savings accounts                                        473              9
   Interest on negotiable order of withdrawal accounts                  25             12
   Interest on money market accounts                                   387            355
   Interest on certificates of deposits over $100,000                1,189            564
   Interest on certificates of deposits -- other                     1,036            618
   Interest on securities sold under repurchase agreements              11              6
   Interest on advances from Federal Home Loan Bank                    582            434
   Interest on Federal funds purchased                                   0             97
   Interest on subordinated debentures                                 175              0
                                                                ----------      ---------
              Total interest expense                                 3,878          2,095
                                                                ----------      ---------

Net interest income before provision for possible loan
  losses                                                             4,438          3,482
Provision for possible loan losses                                     428            339
                                                                ----------      ---------
Net interest income after provision for possible loan losses         4,010          3,143
                                                                ----------      ---------

Non-interest income:
   Service charges on deposit accounts                                 322            263
   Other fees and commissions                                          101             91
   Income from Investment Division                                      16              0
   Gain on sale of loans                                               189            111
   Gain on call of securities                                            0              2
                                                                ----------      ---------
              Total non-interest income                                628            467
                                                                ----------      ---------

Non-interest expenses:
   Employee salaries and benefits                                    1,900          1,448
   Occupancy expenses                                                  270            198
   Furniture and equipment expenses                                    120            101
   Data processing expense                                              53             65
   Legal fees and expenses                                              78             48
   Professional fees                                                    94             44
   Other operating expenses                                            599            455
   Loss on write-down of other assets                                   10              0
   Loss on sale of other real estate                                     0              3
                                                                ----------      ---------
              Total non-interest expense                             3,124          2,362
                                                                ----------      ---------

              Earnings before income taxes                           1,514          1,248
Income taxes                                                           532            437
                                                                ----------      ---------
              Net earnings                                      $      982            811
                                                                ==========      =========

Weighted average number of shares outstanding                    3,509,638      3,461,044
                                                                ==========      =========

Basic earnings per common share                                 $     0.28           0.23
                                                                ==========      =========

Diluted earnings per common share                               $     0.27           0.23
                                                                ==========      =========


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